





LITHIA

2010 Annual Meeting of Shareholders



DISCLOSURE

This presentation includes numerous "forward-looking statements". These forward-looking statements address our future objectives, plans and goals, as well as our intent, beliefs and current expectations regarding future operating performance. Specific events addressed by these forward-looking statements include, without limitation: future U.S. automotive industry trends; future liquidity trends or needs and our business and growth strategies. These forward-looking statements are based on our current estimates and assumptions and involve various risks and uncertainties. As a result, you are cautioned that these forward-looking statements are not guarantees of future performance, and that actual results could differ materially from those projected in these forward-looking statements. Factors which may cause actual results to differ materially from our projections include those risks described in our filings with the Securities and Exchange Commission, including those under the heading "Risk Factors" in such documents.

Additionally, this presentation contains information about adjusted income, adjusted diluted EPS, adjusted EBITDA and adjusted cash flow from operations. These are non-GAAP financial measures used by Company management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of the non-GAAP measures included herein to comparable GAAP financial measures have been included in the tables appearing in the Appendix to this presentation.


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
DRIVE IN
U.S. ROYAL
HOTEL
1947 Photo

THE BEGINNING – "SINCE 1946"

Named after Lithia Springs in Ashland, OR


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- Lithia Motors, based in Medford, OR, is a leading operator of automotive franchises and retailer of new and used vehicles and related services

Revenue Mix


Service, Body & Parts 15%
F&I, Fleet & Other 3%
Wholesale Vehicles 5%
New Vehicles 47%
Used and Program Vehicles 30%

Brand Mix


VW Audi 3.0%
Other 0.6%
Toyota 12.8%
Mercedes 1.8%
Subaru 4.7%
Nissan 3.0%
Hyundai 4.5%
Porsche 0.7%
BMW 9.4%
Chrysler Jeep Dodge 27.9%
General Motors 17.5%
Honda 7.0%
Kia 1.5%
Ford 5.6%

Note: Revenue mix is as of the three-months ended March 31, 2009 and brand mix is based on new vehicle revenues s for the three-months ended March 31, 2009



Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Oregon City [1]
Eugene/Springfield [3]
OREGON
Roseburg [2]
Grants Pass [1]
Medford [7]
Klamath Falls [1]
IDAHO
Boise [2]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [1]
NORTH DAKOTA
Grand Forks [3]
IOWA
Cedar Rapids [2]
Ames [2]
Des Moines [3]
Eureka [1]
Redding [2]
NEVADA
Reno [4]
Santa Rosa [1]
Concord [1]
Seaside [2]
Fresno [5]
CALIFORNIA
Loveland [1]
Denver [1]
COLORADO
Santa Fe [1]
NEW MEXICO
Lubbock [1]
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
ALASKA
Fairbanks [1]
Wasilla [1]
Anchorage [5]
Updated: 01/01/10

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Fortune 800 Company

LITHIA MOTORS OVERVIEW

85 Dealerships, 12 States, 26 Brands

Business Overview


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LITHIA'S DIFFERENTIATED BUSINESS MODEL

- Small and mid-sized, regional markets
- Vast majority single-point markets
- Higher demand for trucks and domestic brands


Market Position
Operations
Growth
Lithia's differentiated auto retail model

- Restructured to be profitable at current SAAR levels
- Unique and fully-integrated and centralized operating structure
- Entrepreneurial store management

- Proven track record of purchasing and on average improving underperforming dealerships
- Substantial organic growth potential with SAAR recovery
- Successful used vehicle strategy



UNIQUE MARKET POSITION

The Company focuses on small- and mid-sized markets

- Diversification helps insulate Lithia from market-specific risks
- Target 30% new vehicle share in market
- Derives no more than 25% of revenue from one state

Revenue per State



OR 14%
TX 25%
CA 13%
WA 10%
AK 10%
IA 7%
ID 7%
CO 1%
MT 6%
NV 4%
ND 2%
NM 1%

Higher demand for **trucks and domestic cars** in our markets

Note: Revenue is based on results for the three months ended March 31, 2010

FOCUSED ON CENTRALIZATION TO SUPPORT STORE OPERATIONS



Centralized administrative processes promote entrepreneurial store management

Corporate

Administrative Functions
- Cash Management
- Advertising / Marketing
- Accounts Payable
- Procurement
- Accounts Receivable
- Credit and Collections
- Legal
- Tax / Accounting
- Information Systems
- Payroll / Benefits
- Inventory Management
- Human Development
- Human Resources

Centralized Budgeting & Common Measurement

Customer-Facing

Entrepreneurial Environment
- Model Tailored to Local Markets
- Empowered Store Management:
  - Hiring Decisions
  - Ad Campaigns
  - Customer Experience
  - Community Reputation
  - Internet Lead Mgmt
- GM is Local Leader
- Unique Store Culture
- Individual Recipe for Success

Company-wide administrative personnel
reduced 50% from 6.4 to 3.1 per store since 2007

MORE STABLE PROFITABILITY THROUGH BUSINESS LINE MIX

Manufacturer / Retailer Comparison[1]



Pre-tax Income %
2.0%
1.9%
1.5%
-2.9%
-15.0%
-10.2%
Auto Manufacturers
Peer Group
2007
2008
2009
SAAR
16.1
13.2
10.4

Breakdown of Business Lines[2]



34.7%
46.9%
3.4%
15.0%
22.0%
21.4%
17.4%
39.2%
Significant gross profit contribution
Revenue
Gross Profit
Service, body and parts
F&I and Other
New vehicle
Used vehicle

57% of gross profit from 18% of revenues

(1) Margin based on reported pre-tax income as a percentage of revenue adjusted for one-time asset impairment charges. Domestic auto manufacturers includes General Motors and Ford Motor. Peer group average includes Lithia, AutoNation, Sonic, Asbury, Penske, and Group 1.

(2) Used vehicles includes both used and wholesale vehicles. Revenues and gross profit based on the three-months ended March 31, 2010.

DOMESTIC BRANDS STRONG IN OUR MARKETS



New Vehicle Revenues



Import/Luxury 48.6%
Domestic 51.4%

Domestic brands derive more gross profit than revenue, proportionally

New Vehicle Gross Profits



Import/Luxury 47.4%
Domestic 52.6%

New Vehicle Gross Margin



8.7%
8.2%
8.9%
7.8%
8.5%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

Highest new vehicle margins among publicly traded peers

Note: New vehicle revenue and gross profits are based on same store results for the three-months ended March 31, 2009.

IMPROVED PORTFOLIO MIX




New Vehicle Unit Sales
100%
80%
60%
40%
20%
0%
40.5%
44.8%
49.1%
51.7%
59.5%
55.2%
50.9%
48.3%
FY 2007
FY 2008
FY 2009
Q1 2010
Domestic
Import/Luxury

- Divested 21 domestic stores in past two years
- Seeking no more than 20% of any one brand

More **balanced** brand mix



ORGANIC OPPORTUNITIES TO GROW IN NEW VEHICLES

Change in Units in Operation



Units (M)
18
17
16
15
14
13
12
11
10
9
8
2004
2005
2006
2007
2008
2009
2010E
2011E
SAAR
Scrappage
Net reduction in vehicles in service

- "Pent-up" demand must be realized
- Earnings unlocked as cost structure leveraged

Given scrappage rates, SAAR levels **will recover**

Source: Global Insight, NADA, R.L. Polk & Co.; Forward scrappage numbers provided by equity research.



ORGANIC OPPORTUNITIES TO GROW IN USED VEHICLES


Used-to-New Ratio
1.1x
1.1x
0.9x
1.0x
1.2x
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

- Focus on selling more inexpensive used vehicles
- Incremental sales with no additional investment
- Adaptable inventory to meet customer demand

Focused on **increasing** retail used vehicle sales

Note: Ratio is based on quarterly new and used retail unit counts


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ACQUISITION OPPORTUNITIES

The industry is poised for consolidation

- Top 10 groups only 8%(1) of $1 trillion market(2)
- Targeted brands:

Ford HYUNDAI LEXUS KIA SUBARU

- Opportunities for acquisition as current ownership ages
- Additional economies of scale leveraged with growth

Current timing = **attractive opportunities**

(1) Based on Automotive New Data
(2) CNW Marketing Research



PROVEN ACQUISITION STRATEGY & STRONG MANAGEMENT TEAM

LITHIA

- Growth since IPO
- Purchased over 100 stores in 12 years

- Recession tested proven management
- Energetic group of new leaders in place
- Operators rather than consolidators

Improvement in Net Income 1 Year After Acquisition [1]



- number of acquisitions in the year
1.3x
2.8x
5.6x
2.2x
#10
#5
#10
#5
2004 Acq.
2005 Acq.
2006 Acq.
2007 Acq.

Successful management poised for continued success

Note: Improvements based on total net income acquired during given year, annualized, compared to next year results

Performance at a Glance


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Revenue ($M)
$463.4
13.4%
$408.6
Q1 2009
Q1 2010



Gross Profit ($M)
$86.6
8.3%
$80.0
Q1 2009
Q1 2010



Adjusted Diluted EPS
$0.09
($0.01)
Q1 2009
Q1 2010

- Strong new and used vehicle retail sales growth
- Continued discipline in cost management
- Exceeded upper end of guidance by $0.03

Note: See appendix for reconciliation of adjusted diluted EPS



Q1 2010 FINANCIAL RESULTS

Revenue ($M)



Q1 2009
Q1 2010
$194.3
$217.4
$109.6
$136.9
$16.6
$23.8
$73.9
$69.7
$14.2
$15.5
New
Used - Retail
Used - WS
SB&P
F&I and Other

Gross Margin



8.7%
8.5%
12.5%
13.7%
7.5%
1.6%
47.5%
48.7%
New
Used - Retail
Used - WS
SB&P

Gross Profit ($M)



$16.8
$18.5
$13.7
$18.7
$0.4
$0.4
$35.1
$33.9
$14.0
$15.1
New
Used - Retail
Used - WS
SB&P
F&I and Other

Adjusted Net Income ($M)



($0.2)
$2.2
($1.4)
$0.0
($1.6)
$2.2
Continuing
Discontinued
Consolidatd

Note: See appendix for reconciliation of adjusted net income



Q1 2010 FINANCIAL RESULTS

IMPROVEMENT IN NEW VEHICLE SALES



Average Selling Price per Unit



30,080
29,786
28,754
32,197
31,305
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

Average Gross Profit per Unit



2,608
2,439
2,562
2,522
2,668
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

- Same store new vehicle sales up 11.5%
- Same store new vehicle sales excluding Chrysler up 25.3%
- Gross profit per unit increased $60 over prior year

Positive trends and continued profitability in new vehicles

Note: Same store new vehicle sales based on three-months ended March 31, 2010 compared to same period in 2009

LEADER IN USED VEHICLE SALES



- Same store used retail sales up 22.4%
- Used retail to new vehicle ratio of 1.2 to 1
- Margins improve as lower priced vehicles are retailed

Retail Used Gross Margins


14.0%
12.0%
10.0%
12.5%
13.7%
Q1 2009
Q1 2010

Retail / Wholesale Sales Split


69.1%
30.9%
71.4%
28.6%
Q1 2009
Q1 2010

Converting more used cars to retail transactions

Note: Same store used retail sales based on three-months ended March 31, 2010 compared to same period in 2009



FOCUS ON SERVICE, BODY & PARTS BUSINESS

Revenues ($M)



$76.9
$69.7
Q1 2009
Q1 2010

Gross Profit ($M) and Margin



$35.1
$33.9
47.5%
48.7%
Q1 2009
Q1 2010
Gross Profit
Margin

- Declining units in operations impacts revenues, particularly warranty
- Emphasis on customer pay and accessories to offset trend
- 35% of retail vehicle customers purchase Lifetime oil contracts



CONTINUED COST DISCIPLINE



Adjusted SG&A and Revenues ($M)
$408.6
$447.3
$512.6
$428.2
$463.4
$69.4
$69.5
$72.0
$68.3
$71.9
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
SG&A
Revenue

- SG&A relatively flat for last 5 quarters
- Cost leverage unlocked as revenues increase

Restructured to match current SAAR levels

Note: See appendix for reconciliation of adjusted SG&A

EBITDA IMPROVEMENT



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4-Quarter Rolling Revenues ($M) & Adjusted EBITDA



4-Qtr Rolling Rev
Adj EBITDA as a % of Rev
1.8%
2.0%
2.6%
2.9%
3.1%
$1,969.0
$1,831.3
$1,779.0
$1,796.7
$1,851.4
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

- Consistent improvement despite flat revenues
- "Right-sizing" nearly complete

Well positioned for economic recovery

Note: Adjusted EBITA is calculated based on a rolling 4-quarters. See appendix for reconciliation of adjusted EBITDA

Financial Position


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OPERATIONAL LIQUIDITY





Q1 2010 Liquidity Developments ($M)
50.0
40.0
30.0
20.0
10.0
Cash inflow
Cash outflow
$12.8
$10.1
$2.6
$25.9
($1.0)
($39.4)
$0.4
$11.4
12/31/2009
Adj CF from Ops
Sale of Assets
Debt Proceeds
Cap Ex
Debt Repayments
Other
3/31/2010

- Strong cash flow from operations
- Prudent cash management



STABLE BALANCE SHEET

Solid liquidity and minimal debt maturities

Immediately Available Funds ($M)	3/31/2010
Cash and Cash Equivalents	$11.4
Availability on Line of Credit	47.2
Unfloored Vehicles	32.2
Total	$90.8

- Book value per basic share of $11.92
- Current Ratio of 1.30
- Comfortably in compliance with covenants


Future Mortgage Debt Maturities ($M)
Avg Annual Adj Cash Flow from Ops
2010
2011
2012
2013
2014
2015
2016
Beyond

Note: Average annual adjusted cash flow from operations is the average for 2007 to 2009. See appendix for reconciliation of adjusted cash flow from operations

INCREASED GUIDANCE


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Projected earnings range of $0.19 - $0.21 for Q2'10 and $0.63 - $0.69 for 2010

Assumptions

- Total revenues at $1.90 to $1.95 billion
- New vehicle same store sales increasing 5.9%
- New vehicle gross margin from 8.3% to 8.5%
- Used vehicle same store sales increasing 11.2%
- Used vehicle gross margin from 14.2% to 14.5%
- Service body and parts same store sales decreasing 3.0%
- Service body and parts margin from 47.8% to 48.1%
- Finance and insurance gross profit of $955 per unit
- Tax rate of 38.5%
- Estimated average diluted shares outstanding 26.2 million
- Maintenance capital expenditures of approximately $2.7 million
- Chrysler market share consistent with full year 2009 levels
- Excludes the impact of future acquisitions, dispositions and any potential non-core items


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MISSION STATEMENT

To be the preferred provider of cars and trucks and related services in North America

OUR VALUES

Earn Customers for Life

Let's listen and understand our customers' needs. Know that you are empowered to 'do the right thing.' Let's make sure our customers are so satisfied that they refer us to their families and friends

Respect Everyone

Treat everyone with the utmost respect and integrity. Our reputation is our competitive advantage – protect it. Be proud of the work you do and the services we provide to our communities

Improve Constantly

We work together as a team sharing ideas and best practices to make our customers' experience easier and faster. Never quit trying to improve your performance

Have Fun

Our enthusiasm to sell and repair vehicles will set us above our competitors

APPENDIX


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GAAP RECONCILIATION

Adjusted Diluted EPS

	Pre-tax Income		Net Income / (Loss)		Diluted earnings per share	
Continuing Operations	Q1 2010	Q1 2009	Q1 2010	Q1 2009	Q1 2010	Q1 2009
As reported	$2,186	$(1,388)	$1,342	$(773)	$0.05	$(0.04)
Impairments and disposal gain	1,189	2,056	731	1,147	0.03	0.06
Reserve adjustments	258	-	160	-	0.01	-
Gain on extinguishment of debt	-	(1,086)	-	(607)	-	(0.03)
Adjusted	$3,633	$(418)	$2,233	$(233)	$0.09	$(0.01)
Discontinued Operations						
As reported	$(122)	$3,606	$(75)	$2,102	$ -	$ 0.10
Impairments and disposal (gain) loss	17	(5,853)	10	(3,469)	-	(0.17)
Adjusted	$(105)	$(2,247)	$(65)	$(1,367)	$ -	$(0.07)
Consolidated Operations						
As reported	$2,064	$2,218	$1,267	$1,329	$0.05	$0.06
Adjusted	$3,528	$(4,883)	$2,168	$(1,600)	$0.09	$(0.08)


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	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Continuing Operations				
Pre-tax income – as reported	(2,887)	11,807	4,040	(1,388)
Asset Impairments	(277)	2,357	3,669	2,056
Reserve adjustments	1,854	-	-	-
Gain on Extinguishment of Debt	-	-	(231)	(1,086)
Pre-tax income (loss) - non-GAAP	(1,310)	14,164	7,478	(418)
Income (loss), net of tax - non-GAAP	(970)	8,564	4,437	(233)
Implied Tax Rate	25.95%	39.54%	40.67%	44.26%
Diluted net income per share - non-GAAP	(0.04)	0.40	0.21	(0.01)
Dilutive shares outstanding	25,301	21,448	21,096	20,831



GAAP RECONCILIATION

2009 Adjusted Quarterly Diluted EPS

	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Continuing Operations				
Pre-tax income – as reported	(3,008)	1,798	(334,241)	(1,141)
Asset Impairments	1,147	2,105	338,430	-
Gain on Extinguishment of Debt	(3,605)	(1,643)	-	-
Pre-tax income (loss) - non-GAAP	(5,466)	2,260	4,189	(1,141)
Income (loss), net of tax - non-GAAP	(3,421)	124	3,926	(672)
Implied Tax Rate	37.41%	94.51%	6.28%	41.10%
Diluted net income per share - non-GAAP	(0.17)	0.01	0.20	(0.03)
Dilutive shares outstanding	21,875	20,371	20,194	19,962



GAAP RECONCILIATION

2008 Adjusted Quarterly Diluted EPS

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008
EBITDA - Quarterly									
Income from continuing operations	1,342	(1,963)	7,005	2,383	(773)	(1,238)	907	(226,370)	(672)
Addback:									
Taxes	844	(924)	4,802	1,657	(615)	(1,770)	891	(107,871)	(469)
Other interest exp	3,588	3,477	3,294	3,370	3,987	4,255	4,511	4,684	4,667
Depreciation - building	1,581	1,849	1,189	1,173	1,228	1,161	1,276	1,293	1,309
Depreciation and amortization - other	3,170	4,483	2,711	2,813	2,886	2,870	2,889	3,155	3,195
Adjustments:									
Goodwill impairment	-	-	-	-	-	350	218	298,698	-
Franchise value impairments	-	-	-	-	250	150	1,359	17,519	-
Other impairments & reserve adjustments	1,749	2,006	2,356	3,669	1,806	792	796	21,795	-
Gain on asset sales	(367)	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	(232)	(1,086)	(3,605)	(1,643)	-	-
Adjusted EBITDA	11,907	8,928	21,357	14,833	7,683	2,965	11,204	12,903	8,030



GAAP RECONCILIATION

Quarterly Adjusted EBITDA

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
EBITDA - 4 Qtr Rolling					
Income from continuing operations	8,767	6,652	7,377	1,279	(227,474)
Addback:					
Taxes	6,379	4,920	4,074	163	(109,365)
Other interest exp	13,729	14,128	14,906	16,123	17,437
Depreciation - building	5,792	5,439	4,751	4,838	4,958
Depreciation and amortization - other	13,177	12,893	11,280	11,458	11,800
Adjustments:					
Goodwill impairment	-	-	350	568	299,266
Franchise value impairments	-	250	400	1,759	19,278
Other impairments & reserve adjustments	9,780	9,837	8,623	7,063	25,189
Gain on asset sales	(367)	-	-	-	-
Gain on extinguishment of debt	(232)	(1,318)	(4,923)	(6,566)	(6,334)
EBITDA	57,025	52,801	46,838	36,685	34,755



GAAP RECONCILIATION

Rolling 4-quarter Adjusted EBITDA

	2009	2008	2007
Cash flows from operations	9,934	85,165	(49,211)
Flooring notes payable: non-trade	31,417	(16,803)	69,540
Adjusted cash flow from operations	41,351	68,362	20,329


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GAAP RECONCILIATION

Adjusted Cash Flow from Operations